Loyalty Program Provision (Q2)	6 Months Ended
Jun. 30, 2019
Loyalty Program Provision [Abstract]
Loyalty Program Provision
Note 9 - Loyalty Program Provision

The Company offers a loyalty program to all of its direct-to-consumer customers. The loyalty program is designed to increase customer visits and spending.  There are two tiers to the program as outlined below:

Tier 1: the customer earns six points for every $1 spent

Tier 2: the customer earns points at a much faster rate and will also have opportunities to earn bonus points for different events, such as a birthday.  This tier is known as the TruDog Love Club (TLC), and the customer accumulates twelve points for every $1 spent.

The redemption requirements are the same under both levels, for every five hundred points earned, customers receive a $5 gift code which can be redeemed for goods purchased in the future.  The Company records a liability provision of 45% of all accrued and unredeemed points based on historical redemption rates.  The redemption rate is consistent with the redemption rate used for the period ending December 31, 2018.  We have included the redemption amounts as deferred revenue on the Condensed Consolidated Balance Sheets.  As of June 30, 2019 and December 31, 2018, earned, but not redeemed, loyalty program awards are estimated to be $0.2 million and $0.1 million, respectively, and are recorded as a deferred revenues.